UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): December 8, 2004


                              SPX CORPORATION

           (Exact name of registrant as specified in its charter)


       DELAWARE                   1-6948                  38-1016240
   (State or other        (Commission File Number)      (I.R.S. Employer
   jurisdiction of                                     Identification No.)
  incorporation or
    organization)

                      13515 Ballantyne Corporate Place
                      Charlotte, North Carolina 28277
            (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code (704) 752-4400

                               NOT APPLICABLE
           (Former name or former address if changed since last)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
------------------------------------------------------

On December 8, 2004, the Board of Directors of SPX Corporation (the "Company") established the S&P 500 index as an objective benchmark for the vesting of restricted stock and restricted stock units. The Board will institute performance thresholds for vesting of restricted stock and restricted stock units awarded to SPX employees in 2005 and future years. For any restricted stock granted to the nine-member senior management group, this vesting will be based on SPX shareholder return versus the S&P
500. The share grant will vest if the Company outperforms the S&P 500 on an annual basis. In the event that any portion of the share grant does not vest in any year, SPX shareholder return versus the S&P 500 for the cumulative periods will serve as the basis for vesting of that unvested portion. For all other recipients, vesting will be based on the achievement of either Economic Value Added(R) (EVA) performance targets or SPX shareholder return versus the S&P 500. The Board believes that providing employee and officer grants at a fixed number of shares (rather than shares worth a specified dollar value) aligns their interests with those of all shareholders, thereby presenting a strong incentive to enhance shareholder value.

The Board also decided to remove non-employee Directors from its current EVA-based compensation plan. Beginning on January 1, 2005, non-employee Directors will receive a flat fee annual retainer of $60,000 and 2,500 shares of phantom equity with a three-year vesting period based on SPX shareholder return versus the S&P 500. In years in which the Company outperforms the S&P 500, Directors will receive cash equivalent to the fair market value of the portion of the phantom equity vesting in that year. In the event that such portion of phantom equity does not vest in any year, SPX shareholder return versus the S&P 500 for the cumulative periods will serve as the basis for vesting of that unvested portion.

On December 10, 2004, the Company issued a press release related to the events described above. A copy of the press release is attached as Exhibit
99.1 hereto and incorporated herein by reference.

ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
----------------------------------------------------------

On December 8, 2004, the following executive officers of the Company voluntarily surrendered options (the "Options") to purchase the number of shares of the common stock of the Company set forth below beside each such officer's name:

                                    Number of Shares                    Exercise Price
Name                         Represented by Surrendered Options        Per Share Range
----                         ----------------------------------        ---------------
Robert B. Foreman                       500,000                         $105-$150
Christopher J. Kearney                  500,000                         $105-$150
Patrick J. O'Leary                    1,000,000                         $105-$150
Thomas J. Riordan                       500,000                         $105-$150


The Company has cancelled the Options and the aforementioned executive officers have released all rights with respect to the Options and the following agreements:

     1) Stock Option Award dated as of August 22, 2000 between SPX Corporation and Robert B. Foreman, which was previously filed as
          Exhibit 10(v) on the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

     2) Stock Option Award dated as of August 22, 2000 between SPX Corporation and Christopher J. Kearney, which was previously filed as Exhibit 10(vii) on the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

     3) Stock Option Award dated as of August 22, 2000 between SPX Corporation and Patrick J. O'Leary, which was previously filed as
          Exhibit 10(xi) on the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

     4) Stock Option Award dated as of August 22, 2000 between SPX Corporation and Thomas J. Riordan, which was previously filed as
          Exhibit 10(i) on the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

The Company did not make any payments in connection with the surrender of the Options. On December 10, 2004, the Company issued a press release related to the event described above. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
---------------------------------------------------------------------
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
--------------------------------------------

On December 8, 2004, the Company named Michael Reilly, age 40, as Corporate Controller and Chief Accounting Officer, with responsibility for the Company's SEC reporting, accounting and compliance. On December 10, 2004, the Company issued a press release related to this event. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
---------------------------------------------

The following exhibits are filed herewith:

Exhibit
Number       Description
------       -----------

99.1 Press Release issued December 10, 2004 regarding changes in compensation and surrender of certain options

99.2 Press Release issued December 10, 2004 regarding appointment of Chief Accounting Officer

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPX CORPORATION


Date:  December 14, 2004                  By: /s/ Patrick J. O'Leary
                                              -------------------------------
                                              Patrick J. O'Leary
                                              Executive Vice President, Chief
                                              Financial Officer and Treasurer

                               EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

99.1 Press Release issued December 10, 2004 regarding changes in compensation and surrender of certain options

99.2 Press Release issued December 10, 2004 regarding appointment of Chief Accounting Officer